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                                                                    EXHIBIT 10.x

STATE OF SOUTH CAROLINA    )                    SECOND AMENDMENT
                           )                           TO
COUNTY OF BEAUFORT         )                 17 MM PROMISSORY NOTE


         THIS SECOND AMENDMENT TO 17 MM PROMISSORY NOTE is made and entered into this 24th day of October, 1997, by and among SEA PINES ASSOCIATES, INC. ("SPA"), SEA PINES COMPANY, INC. ("SPCO") (SPA and SPCO collectively referred to as the "Borrower") and WACHOVIA BANK, N.A., as Successor to The South Carolina National Bank ("Lender").

                            W I T N E S S E T H :

         WHEREAS, pursuant to that certain Credit Agreement of November 17, 1987 which set forth the terms of a Seventeen Million and No/100 ($17,000,000.00) Dollar term loan (the "17 MM Loan"), the Borrower did execute that certain Promissory Note, in the original principal amount of $17,000,000.00, payable to the order of the Lender (the "17 MM Note"); and

         WHEREAS, the Amendment to 17 MM Note dated June 29, 1993 extended the Maturity Date of the 17 MM Note to June 17, 1998 (the AFirst Amendment to 17 MM Note"); and

         WHEREAS, certain interest rate options were extended to the Borrower pursuant to the Amendment Letters of June 6, 1994 and June 16, 1995, as more particularly described in the Eighth Amendment to Credit Agreement; and

         WHEREAS, pursuant to that certain Commitment Letter dated August 28, 1997, as amended, from the Lender to the Borrower (the "8/28/97 Commitment Letter"), the Lender has agreed to further extend the Maturity Date of the 17 MM Note to November 15, 1999; and

         WHEREAS, this Second Amendment to 17 MM Note is made and entered into in order to modify the 17 MM Note so as to reflect the terms and conditions of the 8/28/97 Commitment Letter and to incorporate the terms of the Amendment Letters of June 6, 1994 and June 16, 1995.`

         NOW, THEREFORE, for and in consideration of the mutual covenants ad promises herein, and other good and valuable consideration, the parties hereto agree as follows:

         1. The above "Whereas" clauses are incorporated herein as is repeated verbatim.

         2. The "Maturity Date" of June 17, 1998 (as contained in the First Amendment to 17 MM Note) is hereby deleted and the "Maturity Date" of November 15, 1999 is hereby inserted as the "Maturity Date" throughout the 17 MM Note (as amended).


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         3. The principal payments due under the 17 MM Note shall be modified as herein provided and shall become effective as of October 18, 1997. Interest shall continue to be paid monthly on the principal balance outstanding, based upon the interest rate in effect and the number of days elapsed as provided in the First Amendment to 17 MM Note, as amended by the Amendment Letters of June
6, 1994 and June 16, 1995. The schedule of principal payments set forth in the First Amendment to 17 MM Note is hereby deleted and the following shall be substituted in lieu thereof:

                  May 17, 1998 through October 17, 1998:
                           $135,000.00 per month;

                  May 17, 1999 through October 17, 1999:
                           $135,000.00 per month.

         4. The Loan Documents described in the 17 MM Note (including, but not limited to, the Credit Agreement, as amended, and the 17 MM Mortgage, as amended) are hereby modified and construed to include the 8/28/97 Commitment Letter, this Second Amendment to 17 MM Note and the Eighth Amendment to Credit Agreement, said documents being entered into of even date herewith in conjunction with the terms and conditions of the 8/28/97 Commitment Letter.

         5. The cross-default provisions contained in the 17 MM Note are hereby modified and construed to include the 8/28/97 Commitment Letter, this Second Amendment to 17 MM Note, the Fourth Amendment to 17 MM Mortgage and the Eighth Amendment to Credit Agreement, said documents being entered into of even date herewith in conjunction with the terms and conditions of the 8/28/97 Commitment Letter as additional agreements whereby defaults and/or noncompliance with the terms of said agreements shall result in a default under the 17 MM Note.

         6. This Second Amendment to 17 MM Note shall be incorporated into and made a part of the 17 MM Note and all references to the 17 MM Note shall be construed to include the terms and conditions of this Second Amendment to 17 MM Note.

         7. The execution and delivery of this Second Amendment to 17 MM Note shall not be construed to affect the priority of the 17 MM Mortgage, as amended.

         8. Except as heretofore amended or modified, the terms and conditions of the 17 MM Note shall remain unchanged.



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         IN WITNESS WHEREOF, the parties have duly executed this Second
Amendment to 17 MM Promissory Note on the day and year first above written.

                                       SEA PINES ASSOCIATES, INC.


Connie Smith                           By:     C. W. Flynn
----------------------------------             --------------------------------
                                       Its:    Chairman
                                               --------------------------------

Jennifer Bialocki-Prynada              Attest: Angus Cotton
----------------------------------             --------------------------------
                                       Its:    Secretary
                                               --------------------------------



                                       SEA PINES COMPANY, INC.
                                       (formerly known as Sea Pines Plantation
                                       Company, Inc.)


Connie Smith                           By:     Michael E. Lawrence
----------------------------------             --------------------------------
                                       Its:    President
                                               --------------------------------

Jennifer Bialocki-Prynada              Attest: Steven P. Birdwell
----------------------------------             --------------------------------
                                       Its:    Secretary



                                       WACHOVIA BANK, N.A.
                                       (as Successor to The South Carolina
                                       National Bank)


Birdie Sargent                         By:     William D. Priester
----------------------------------             --------------------------------
                                       Its:    Asst. Vice President
                                               --------------------------------

Marla S. Nasuti                        Attest: Douglas E. Stetson
----------------------------------             --------------------------------
                                       Its:    Vice President
                                               --------------------------------



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